UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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HEXCEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

The purpose of this filing is:

(1) to correct an error related to the number of shares beneficially owned by Ira J. Krakower as disclosed in the beneficial ownership table in the in the proxy statement of Hexcel Corporation filed with the Securities and Exchange Commission on March 17, 2016 (the “Proxy Statement”) relating to its 2016 Annual Meeting of Stockholders to be held on May 5, 2016. The number of shares reflected in the table incorrectly reported that Mr. Krakower owned 434,922 shares of common stock. The correct number of shares of common stock owned by Mr. Krakower is 492,138; and

(2) to correct an error in the Option Expiration Date for certain options granted to Hexcel Corporation’s Named Executive Officers as disclosed in the Outstanding Equity Awards at 2015 Fiscal Year-End table in the Proxy Statement. The Option Expiration Date for the 56,578 options granted to Nick L. Stanage, the 22,026 options granted to Wayne C. Pensky, the 14,652 options granted to Ira J. Krakower and the 13,355 options granted to Robert G. Hennemuth, was reported as 01/27/2015. The correct Option Expiration Date for each of such option grants is 01/27/2025.

Set forth below is an amended and restated beneficial ownership table and an amended and restated Outstanding Equity Awards at 2015 Fiscal Year-End table.

Stock Beneficially Owned by Directors and Officers

The following table contains information regarding the beneficial ownership of shares of Hexcel common stock as of February 29, 2016 by our current directors and the executive officers listed in the Summary Compensation Table and by all directors and executive officers as a group. The information appearing under the heading “Number of Shares of Common Stock” was supplied to us by the persons listed in the table.

Name	Number of Shares of Common Stock (1)	Percent of Common Stock (2)(3)
Nick L. Stanage	434,922	*
Joel S. Beckman(4)	31,469	*
Lynn Brubaker(5)	11,636	*
Jeffrey C. Campbell	40,775	*
Cynthia M. Egnotovich	4,742	*
W. Kim Foster	27,810	*
Thomas A. Gendron	40,384	*
Jeffrey A. Graves	27,708	*
Guy C. Hachey	4,944	*
David Hill	19,647	*
David L. Pugh	63,220	*
Wayne C. Pensky	346,218	*
Ira J. Krakower	492,138	*
Robert G. Hennemuth	169,400	*
All executive officers and directors as a group (14 persons)	1,715,016	1.8%

(1)	Includes shares underlying stock-based awards that either were vested as of February 29, 2016, or will vest within 60 days of this date. These shares are beneficially owned as follows: Mr. Stanage 264,260; Mr. Beckman 31,469; Ms. Brubaker 2,171; Mr. Campbell 32,972; Ms. Egnotovich 4,742; Mr. Foster 25,293; Mr. Gendron 18,384; Dr. Graves 27,708; Mr. Hachey 4,944; Dr. Hill 16,147; Mr. Pugh 31,220; Mr. Pensky 248,128; Mr. Krakower 235,343; Mr. Hennemuth 112,473; and all executive officers and directors as a group 1,055,257. None of our directors or named executive officers has pledged any of our common stock as security.
(2)	Based on 92,934,094 shares of common stock issued and outstanding as of February 29, 2016. As required by SEC rules, for each individual person listed in the chart the percentage is calculated assuming that the shares listed in footnote (1) above for such person are outstanding, but that none of the other shares referred to in footnote (1) above are outstanding.
(3)	An asterisk represents beneficial ownership of less than 1%.
(4)	Includes 1,590 shares underlying stock-based awards granted to Mr. Beckman that are held for the benefit of Greenbriar Equity Group LLC. Mr. Beckman disclaims beneficial ownership of these shares.
(5)	Includes 6,948 shares held by The Brubaker Family Trust. Ms. Brubaker has investment and voting control over such shares.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the NEOs as of December 31, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Nick L. Stanage						40,744	1,892,559	57,891	2,689,037
		56,578		43.96	01/27/2025
	11,638	23,274		43.01	01/28/2024
	27,548	13,773		28.27	01/28/2023
	46,562			25.03	01/30/2022
	57,068			19.02	01/31/2021
	77,174			10.90	02/01/2020

Wayne C. Pensky						25,148	1,168,112	14,849	689,736
		22,026		43.96	01/27/2025
	5,562	11,122		43.01	01/28/2024
	16,474	8,236		28.27	01/28/2023
	32,686			25.03	01/30/2022
	42,163			19.02	01/31/2021
	57,842			10.90	02/01/2020
	72,261			7.83	01/26/2019

Ira J. Krakower						22,004	1,022,068	10,126	470,352
		14,652		43.96	01/27/2025
	3,893	7,783		43.01	01/28/2024
	12,099	6,049		28.27	01/28/2023
	24,807			25.03	01/30/2022
	32,932			19.02	01/31/2021
	47,042			10.90	02/01/2020
	58,539			7.83	01/26/2019
	15,433			21.11	01/28/2018
	25,772			18.17	01/29/2017

Robert G. Hennemuth						15,908	738,908	9,066	421,116
		13,355		43.96	01/27/2025
	3,422	6,841		43.01	01/28/2024
	10,609	5,304		28.27	01/28/2023
	21,631			25.03	01/30/2022
	13,495			21.11	01/28/2018
	12,388			18.17	01/29/2017

(1)	All options listed in this table vest at a rate of one-third per year on each of the first three anniversaries of the grant date. The grant date for each option is the date ten years prior to the option expiration date, as all options have a ten year term.
(2)	This column reflects the following:

	RSUs under the ISP(a)	Earned PSAs (b)
Nick L. Stanage	—	40,744
Wayne C. Pensky	10,530	14,618
Ira J. Krakower	11,268	10,736
Robert G. Hennemuth	6,495	9,413

(a)	RSUs granted under the 2003 ISP and 2013 ISP, which generally vest and convert into shares at the rate of one-third per year on each of the first three anniversaries of the grant date. Includes dividend equivalents earned during 2015 on outstanding RSU and PSA awards. Only awards made in 2014 or later are entitled to be credited with dividend equivalents.
(b)	PSAs for which the performance period has ended and the level of performance has been determined.

(3)	Values were computed using a price of $46.45 per share, the closing price of Hexcel common stock on December 31, 2015.

(4)	This column reflects the shares that each NEO would receive based on the target award for the PSAs granted on January 28, 2014 and on January 27, 2015. The January 28, 2014 grants, including the number of shares that will be awarded to each NEO if the threshold, target or maximum levels of the performance measure were obtained, are included in the “Grants of Plan-Based Awards in 2014” table contained in our Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Stockholders under the column “Estimated Future Payouts Under Equity Incentive Plan Awards.” The January 27, 2015 grants, including the number of shares that will be awarded to each NEO if the threshold, target or maximum levels of the performance measure were obtained, are included in the “Grants of Plan-Based Awards in 2015” table above under the column “Estimated Future Payouts Under Equity Incentive Plan Awards.” Each NEO will receive a number of shares of common stock based on the extent to which the performance criteria for the respective PSA are attained. Any such shares will be received by the NEO in early 2017 for the 2014 PSAs and early 2018 for the 2015 PSAs. Also includes dividend equivalents earned on outstanding PSA awards, which accrue and vest to the extent and in the proportion that the underlying award accrues and vests at the end of the applicable performance period.